UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 2, 2001

                               CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                         Commission File Number 33-45522

                  New York                                  22-3203747
                  --------                                  ----------
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization                   Identification No.)


                    24 Church Street, Canajoharie N.Y. 13317
               ---------------------------------------------------
               (Address of principal executive offices - Zip code)




Registrant's telephone number, include area code                  (518) 673-3243


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                            FORM 8K - CURRENT REPORT

Item 1 - None

Item 2 - None

Item 3 - None

Item 4 - None

Item 5 - See attached press release regarding stock repurchase program

Item 6 - None

Item 7 - None

Item 8 - None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CNB FINANCIAL CORP.
                                                   Registrant

Date:  March 1, 2001                           By:  ____________________________
                                               Peter J. Corso
                                               Executive Vice President and
                                               Chief Financial Officer